UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-03657

DWS State Tax-Free Income Series

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert

100 Plaza One

Jersey City, NJ 07311

(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	8/31/2010

ITEM 1.	REPORT TO STOCKHOLDERS
  AUGUST 31, 2010

Annual Report to Shareholders

DWS California Tax-Free Income Fund

Contents

4 Performance Summary

7 Information About Your Fund's Expenses

9 Portfolio Management Review

14 Portfolio Summary

15 Investment Portfolio

26 Statement of Assets and Liabilities

28 Statement of Operations

29 Statement of Cash Flows

30 Statement of Changes in Net Assets

31 Financial Highlights

35 Notes to Financial Statements

45 Report of Independent Registered Public Accounting Firm

46 Tax Information

47 Summary of Management Fee Evaluation by Independent Fee Consultant

52 Board Members and Officers

56 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. This fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. Although the fund seeks income that is federally tax-free, a portion of the fund's distributions may be subject to federal, state and local taxes, including the alternative minimum tax. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary August 31, 2010

Average Annual Total Returns as of 8/31/10
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	10.12%	5.76%	4.44%	4.95%
Class B	9.05%	4.86%	3.64%	4.13%
Class C	9.15%	4.90%	3.64%	4.11%
Adjusted for the Maximum Sales Charge
Class A (max 2.75% load)	7.09%	4.78%	3.86%	4.65%
Class B (max 4.00% CDSC)	6.05%	4.25%	3.47%	4.13%
Class C (max 1.00% CDSC)	9.15%	4.90%	3.64%	4.11%
No Sales Charges					Life of Class S*
Class S	10.32%	5.97%	4.68%	N/A	5.11%
Barclays Capital Municipal Bond Index+	9.78%	6.62%	5.02%	5.69%	5.47%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Class S shares commenced operations on June 18, 2001. Index returns began on June 30, 2001.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2009 are 1.00%, 1.85%, 1.82% and 0.88% for Class A, Class B, Class C and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

A portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS California Tax-Free Income Fund — Class A [] Barclays Capital Municipal Bond Index+

Yearly periods ended August 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The Barclays Capital Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S
Net Asset Value: 8/31/10	$ 7.47	$ 7.48	$ 7.42	$ 7.46
8/31/09	$ 7.10	$ 7.12	$ 7.06	$ 7.09
Distribution Information: Twelve Months as of 8/31/10: Income Dividends	$ .33	$ .27	$ .27	$ .34
August Income Dividend	$ .0271	$ .0220	$ .0219	$ .0282
SEC 30-day Yield as of 8/31/10++	3.37%	2.64%	2.66%	3.62%
Tax Equivalent Yield as of 8/31/10++	5.72%	4.48%	4.51%	6.14%
Current Annualized Distribution Rate (Based on Net Asset Value) as of 8/31/10++	4.27%	3.46%	3.48%	4.45%
++ The SEC yield is net investment income per share earned over the month ended August 31, 2010, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 2.61% and 3.45% for Class B and S shares, respectively, had certain expenses not been reduced. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 41.05% (combined California state and federal income tax rate). Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on August 31, 2010. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 3.43% and 4.28% for Class B and S shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Lipper Rankings — California Municipal Debt Funds Category as of 8/31/10
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	93	of	120	77
3-Year	15	of	109	14
5-Year	9	of	100	9
10-Year	20	of	82	25
Class B 1-Year	114	of	120	95
3-Year	58	of	109	53
5-Year	60	of	100	60
10-Year	59	of	82	72
Class C 1-Year	111	of	120	92
3-Year	57	of	109	52
5-Year	59	of	100	59
10-Year	62	of	82	75
Class S 1-Year	86	of	120	72
3-Year	9	of	109	9
5-Year	5	of	100	5

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B and Class S shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2010 to August 31, 2010).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment (including interest expense)* for the six months ended August 31, 2010
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 3/1/10	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/10	$ 1,056.80	$ 1,050.90	$ 1,051.40	$ 1,057.70
Expenses Paid per $1,000**	$ 4.77	$ 9.10	$ 9.00	$ 3.94
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 3/1/10	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/10	$ 1,020.57	$ 1,016.33	$ 1,016.43	$ 1,021.37
Expenses Paid per $1,000**	$ 4.69	$ 8.94	$ 8.84	$ 3.87
Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS California Tax-Free Income Fund	.92%	1.76%	1.74%	.76%
Expenses and Value of a $1,000 Investment (excluding interest expense)* for the six months ended August 31, 2010
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 3/1/10	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/10	$ 1,056.80	$ 1,050.90	$ 1,051.40	$ 1,057.70
Expenses Paid per $1,000**	$ 4.25	$ 8.58	$ 8.48	$ 3.42
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 3/1/10	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/10	$ 1,021.07	$ 1,016.84	$ 1,016.94	$ 1,021.88
Expenses Paid per $1,000**	$ 4.18	$ 8.44	$ 8.34	$ 3.36
* Interest expense represents interest and fees on floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
** Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS California Tax-Free Income Fund	.82%	1.66%	1.64%	.66%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS California Tax-Free Income Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS California Tax-Free Income Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

DWS Investments is the retail brand name of the US asset management activities of Deutsche Bank AG and DIMA, representing a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

Portfolio Management Team

Effective June 1, 2010, the portfolio management team for the fund is as follows:

Philip G. Condon

Lead Portfolio Manager

Matthew J. Caggiano, CFA
Michael J. Generazo

Portfolio Managers

Overview of Market and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

DWS California Tax-Free Income Fund posted a return for the 12 months ended August 31, 2010 of 10.12% (Class A shares, unadjusted for sales charges, which, if included, would have reduced performance). This return compares to 9.78% for the fund's benchmark, the Barclays Capital Municipal Bond Index.1 The fund underperformed the 11.99% average of its peer group, the Lipper California Municipal Debt Funds category.2 For the same period, the broad taxable bond market returned 9.18% as measured by the Barclays Capital U.S. Aggregate Bond Index.3 (Past performance is no guarantee of future results. Please see pages 4 through 6 for the performance of other share classes and more complete performance information.)

As the period opened, the credit markets overall continued to show signs of stabilizing, supported by signs of economic recovery, albeit tentative. As the year progressed, most fixed-income markets reflected concerns that spanned sovereign debt issues in the Eurozone, slowing growth in China and fears of a double-dip recession in the US.4 Given moderate inflation and concerns over high unemployment, the US Federal Reserve Board (the Fed) kept the target for its benchmark short-term interest rate between 0% and 0.25% for the entire period. Despite an uncertain backdrop, most credit sectors provided strong positive returns over the 12 months ended August 31, 2010.

Municipal bonds overall experienced strong demand from mutual fund and retail investors seeking incremental after-tax yields in an extraordinarily low interest rate environment. In addition, despite widespread budgetary concerns for most states tied to the weak economic backdrop, lower-quality credits in general outperformed substantially over the 12 months.5 Municipal issuance remained robust; however, a significant portion of new supply was in the form of taxable Build America Bonds, enabled by the American Reinvestment and Recovery Act, reducing tax-free supply of long-term issues.

Yields fell along the municipal curve for the 12 months, with declines benefiting longer-term issues in particular as the yield curve flattened significantly between two and 30 years.6 To illustrate, yields on two-year issues fell by 36 basis points from 0.71% to 0.35%, while bonds with 30-year maturities experienced a yield decrease of 74 basis points, resulting in a flattening of 38 basis points between two and 30 years. (100 basis points equals one percentage point. See the accompanying graph for a depiction of municipal bond yield changes between the beginning and end of the period.) As the period drew to a close, municipal bond yields had fallen to their lowest levels in at least three decades, in keeping with the overall environment of extraordinarily low interest rates.

Municipal Bond Yield Curve (as of 8/31/09 and 8/31/10)

Source: Municipal Market Data as of August 31, 2010. For illustrative purposes only; not meant to represent the performance of any DWS product.

Positive Contributors to Fund Performance

Relative to the fund's benchmark, we had significant overweight exposure to issues rated A or BBB, such as Puerto Rico issues.7 This helped performance as credit spreads narrowed over the 12 months and price performance was generally stronger on bonds rated below AAA.8

We took steps over the period to increase the fund's exposure to longer-term bonds in the 25-to-30-year maturity range, which helped performance as price increases were most significant farther out of the yield curve.

Negative Contributors to Fund Performance

During the period, we hedged a portion of the fund's assets against interest rate changes using LIBOR interest-rate swaps (London Interbank Offered Rate, a benchmark for taxable interest rates). This hurt fund returns, as LIBOR outperformed tax-free issues and the value of the LIBOR hedge decreased. Our lower allocation, compared to some of our peers, to below investment-grade credits held back performance as many of those bonds performed well over the period.

Outlook and Positioning

With historically low-interest rates and a steep yield curve, we believe bonds in the 20-to-25-year range may offer advantageous yield differentials. In addition, we believe opportunities among issues rated in the A range will continue in this environment. In the current difficult credit environment, our team of municipal bond analysts is closely monitoring each credit we hold, and we will not hesitate to make changes in the portfolio as conditions dictate.

In April, California's rating was moved from Baa1 to A1 by Moody's and from BBB to A- by Fitch as both rating agencies recalibrated their ratings of municipal bonds generally to reflect their historically higher credit performance relative to corporate bonds. Standard & Poor's® downgraded the state to A- from A, citing the projected budget imbalance for the 2010 and 2011 fiscal years.

California has a projected $13.8 billion shortfall, which is 13.4% of the state's general fund revenues, based on the governor's proposed budget for 2011. The state does not have a budget at the moment, and since the impasse extended past September 23, it is the longest budget crisis to date. The governor is pressing for real reform of public pensions, employee benefits, government spending, use of the rainy day fund and the budget voting process. As has often been the case, the two-thirds legislative majority that is required to pass a new budget is hampering the process. While recent revenue and expenditure numbers have been favorable compared to the prior year, the improvement will not be enough on its own to resolve the state's fiscal issues.

We believe that the fears of default by the state are overblown and are creating opportunities for the fund. Debt service charges represent only 4.8% of the state's fiscal year 2009 General Fund revenues, in keeping with historical levels. Even with the expected debt issuance in the next fiscal year, we believe the state's debt levels are still manageable compared to the size of the California economy and annual revenues. In addition, we expect that the governor will use the current economic conditions to make some real changes to the state's expenditures. While California has been significantly hurt by the national recession, we believe its economy remains very large with significant industry, wealth and skilled labor. We remain optimistic with respect to the long-term outlook for the state's debt.

1 The Barclays Capital Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
2 The Lipper California Municipal Debt Funds category is comprised of funds that limit their assets to those securities that are exempt from taxation in California. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Lipper California Municipal Debt Funds category. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category. This category average was 11.99% (120 funds), 3.52% (100 funds) and 4.54% (82 funds) for the 1-, 5- and 10-year periods, respectively, as of 8/31/10.
3 The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
4 The Eurozone refers to a currency union among the European Union member states that have adopted the euro as their sole currency.
5 Credit quality is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating, the higher the probability of default. Credit quality does not remove market risk and is subject to change.
6 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true), the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.
7 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.
8 Credit spread is the additional yield provided by municipal bonds rated AA and below versus municipals rated AAA with comparable effective maturity.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	8/31/10	8/31/09

Revenue Bonds	66%	65%
General Obligation Bonds	29%	29%
US Government Secured	5%	6%
	100%	100%
Quality	8/31/10	8/31/09

AAA	7%	8%
AA	33%	30%
A	37%	23%
BBB	20%	35%
Not Rated	3%	4%
	100%	100%
Effective Maturity	8/31/10	8/31/09

Less than 1 year	5%	7%
1-4.99 years	16%	12%
5-9.99 years	68%	60%
10-14.99 years	3%	5%
15+ years	8%	16%
	100%	100%
Interest Rate Sensitivity	8/31/10	8/31/09

Effective Duration	6.8 years	7.1 years

Effective maturity is the weighted average of the bonds held by the Fund taking into consideration any maturity shortening features. Effective duration is the measurable change in the value of a security in response to a change in interest rates.

Weighted average effective maturity: 8.5 years and 9.5 years, respectively.

Asset allocation, effective maturity and interest rate sensitivity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk and is subject to change.

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A complete list of the Fund's portfolio holdings is also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of August 31, 2010

	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 94.1%
California 82.1%
Anaheim, CA, Other General Obligation Lease, Public Financing Authority, Public Improvements Project:
Series C, Zero Coupon, 9/1/2017 (a)	1,455,000	1,153,088
Series C, Zero Coupon, 9/1/2018 (a)	1,000,000	753,460
Series C, 6.0%, 9/1/2014 (a)	1,000,000	1,174,580
Series C, 6.0%, 9/1/2016 (a)	1,000,000	1,146,470
Series A, 6.0%, 9/1/2024 (a)	3,500,000	4,194,330
Anaheim, CA, Redevelopment Agency Tax Allocation, Merged Redevelopment Project Area, Series A, 5.0%, 2/1/2025 (a)	5,000,000	5,371,100
Benicia, CA, School District General Obligation, Unified School District:
Series A, Zero Coupon, 8/1/2017 (a)	1,735,000	1,350,975
Series A, Zero Coupon, 8/1/2018 (a)	1,510,000	1,105,305
Big Bear Lake, CA, Water Revenue:
6.0%, 4/1/2015 (a)	3,400,000	3,766,044
6.0%, 4/1/2022 (a)	13,500,000	15,287,130
Brentwood, CA, Infrastructure Financing Authority, Water Revenue, 5.75%, 7/1/2038	2,000,000	2,228,280
Cabrillo, CA, County General Obligation Lease, Unified School District, Series A, Zero Coupon, 8/1/2019 (a)	4,000,000	2,709,160
California, ABAG Finance Authority for Non-Profit Corporations, Multi-Family Housing Revenue, Amber Court Apartments, Series A, 0.26%*, 12/15/2032	450,000	450,000
California, Bay Area Toll Authority, Toll Bridge Revenue, San Francisco Bay Area, Series D-1, 0.25%*, 4/1/2045	2,500,000	2,500,000
California, Center Unified School District, Series C, Zero Coupon, 9/1/2014 (a)	2,240,000	2,045,478
California, Educational Facilities Authority Revenue, Pitzer College, 6.0%, 4/1/2040	10,000,000	11,152,700
California, Golden State Tobacco Securitization Corp., Tobacco Settlement Revenue, Series A, 5.0%, 6/1/2045 (a)	5,000,000	4,975,100
California, Health Facilities Finance Authority Revenue, Kaiser Permanente, Series A, Zero Coupon, 10/1/2012 (a)	4,900,000	4,753,735
California, Health Facilities Financing Authority Revenue, Catholic Healthcare West, Series A, 6.0%, 7/1/2039	4,000,000	4,417,720
California, Health Facilities Financing Authority Revenue, Providence Health & Services:
Series B, 5.5%, 10/1/2039	2,500,000	2,692,350
Series C, 6.5%, 10/1/2033	2,000,000	2,341,140
California, Health Facilities Financing Authority Revenue, Scripps Health, Series C, 0.21%*, 10/1/2040, Barclays Bank PLC (b)	1,000,000	1,000,000
California, Health Facilities Financing Authority Revenue, Sutter Health, Series A, 5.25%, 8/15/2022	1,665,000	1,838,759
California, Higher Education Revenue, Educational Facilities Authority, University of San Diego, Zero Coupon, 10/1/2014 (a)	1,470,000	1,333,819
California, Housing Finance Agency Revenue, Multi-Family Housing, Series B, AMT, 0.28%*, 8/1/2042	2,190,000	2,190,000
California, Infrastructure & Economic Development Bank Revenue, California Independent Systems Operator Corp., Series A, 6.25%, 2/1/2039	5,200,000	5,582,096
California, Kern Water Bank Authority Revenue, Series A, 0.24%*, 7/1/2028, Wells Fargo Bank NA (b)	1,131,000	1,131,000
California, M-S-R Energy Authority, Series A, 7.0%, 11/1/2034	6,820,000	8,410,424
California, Marin Water District Financing Authority Revenue:
Series A, 5.0%, 7/1/2035	2,830,000	3,085,719
Series A, 5.0%, 7/1/2040	9,675,000	10,508,017
California, Napa Valley Unified School District, Election of 2006:
Series A, Zero Coupon, 8/1/2027	2,340,000	1,013,150
Series A, Zero Coupon, 8/1/2028	2,745,000	1,113,482
Series A, Zero Coupon, 8/1/2029	3,390,000	1,281,318
California, Residential Efficiency Financing Authority, Certificates of Participation, Capital Improvements, Series 2007, 5.5%, 4/1/2017 (a)	35,000	35,133
California, San Gorgonio Memorial Healthcare, Election of 2006, Series C, 7.2%, 8/1/2039	10,000,000	11,241,500
California, Senior Care Revenue, Statewide Community Development Authority, ETM, 5.6%, 11/15/2013	3,575,000	3,786,783
California, Single Family Housing Revenue, Mortgage Finance Authority, Series B, AMT, 7.3%, 6/1/2031	20,000	20,567
California, South Bayside Waste Management Authority Revenue, Solid Waste Enterprise, Shoreway Environmental, Series A, 6.0%, 9/1/2036	5,000,000	5,342,000
California, Special Assessment Revenue, Golden State Tobacco Securitization Corp.:
Series A-1, 5.0%, 6/1/2033	3,150,000	2,494,926
Series A-1, 5.75%, 6/1/2047	11,485,000	8,603,069
California, State Agency General Obligation Lease, Public Works Board, Department of Corrections:
Series A, 7.4%, 9/1/2010 (a)	1,000,000	1,000,000
Series A-2, 7.4%, 9/1/2010	3,365,000	3,365,000
California, State General Obligation:
5.125%, 4/1/2024	7,400,000	8,054,826
5.125%, 11/1/2024	1,000,000	1,081,120
6.0%, 4/1/2038	7,450,000	8,319,564
6.25%, 11/1/2034	10,000,000	11,500,500
6.5%, 4/1/2033	14,610,000	17,153,893
California, State General Obligation, Various Purposes:
5.0%, 11/1/2026	10,000,000	10,601,200
5.0%, 12/1/2031 (a)	10,000,000	10,147,700
6.0%, 11/1/2039	10,000,000	11,215,600
California, State Public Works Board, Lease Revenue, Capital Projects:
Series G-1, 5.75%, 10/1/2030	5,500,000	5,853,705
Series I-1, 6.375%, 11/1/2034	3,000,000	3,325,710
California, State Public Works Board, Lease Revenue, Department of Mental Health, Series A, 5.5%, 6/1/2022	2,600,000	2,710,916
California, State University Revenue:
Series A, 5.0%, 11/1/2024 (a)	5,000,000	5,242,050
Series A, 5.25%, 11/1/2038	6,500,000	7,035,340
California, Statewide Communities Development Authority Revenue, American Baptist Homes West, 6.25%, 10/1/2039	7,000,000	7,199,640
California, Statewide Communities Development Authority Revenue, Certificates of Participation, Cedars-Sinai Medical Center, 6.5%, 8/1/2012	6,010,000	6,324,503
California, Statewide Communities Development Authority Revenue, Kaiser Permanente, Series B, 1.137%**, 4/1/2036	5,000,000	2,926,550
California, Statewide Communities Development Authority, Certificates of Participation, Sutter Health, 6.0%, 8/15/2017 (a)	1,000,000	1,004,070
California, Western Municipal Water District Facilities Authority Revenue, Series B, 5.0%, 10/1/2039	19,155,000	20,413,292
Carlsbad, CA, School District General Obligation, Unified School District, Zero Coupon, 11/1/2018 (a)	3,050,000	2,299,243
Chino Valley, CA, Unified School District, Election of 2002, Series C, 5.25%, 8/1/2030 (a)	5,000,000	5,201,550
Contra Costa County, CA, GNMA Mortgage-Backed Securities Program, AMT, ETM, 7.75%, 5/1/2022	2,650,000	3,473,594
Corona, CA, Sales & Tax Revenue, Community Facilities District, Series 90-1-A, 5.5%, 9/1/2015 (a)	9,240,000	10,423,182
Corona-Norco, CA, Sales & Tax Revenue, Unified School District Public Financing Authority, Series A, 5.75%, 9/1/2014 (a)	1,515,000	1,518,818
Dry Creek, CA, School District General Obligation, Joint Elementary School District:
Series A, Zero Coupon, 8/1/2021 (a)	1,920,000	1,275,475
Series A, Zero Coupon, 5/1/2022 (a)	1,385,000	884,890
East Bay, CA, Municipal Utility District, Wastewater Systems Revenue, Series A, 5.0%, 6/1/2037 (a) (c)	10,000,000	10,686,500
Encinitas, CA, State General Obligation, Unified School District, Zero Coupon, 8/1/2017 (a)	4,000,000	3,180,960
Escondido, CA, School District General Obligation, Unified High School District:
Zero Coupon, 5/1/2015 (a)	3,165,000	2,788,049
Zero Coupon, 5/1/2016 (a)	3,335,000	2,790,561
ETM, Zero Coupon, 11/1/2017 (a)	5,500,000	4,765,585
Zero Coupon, 11/1/2018 (a)	4,605,000	3,329,737
ETM, Zero Coupon, 11/1/2020 (a)	7,000,000	5,387,480
Foothill, CA:
ETM, Zero Coupon, 1/1/2018 (a)	10,000,000	8,592,100
ETM, Zero Coupon, 1/1/2020 (a)	10,000,000	7,930,400
Foothill, CA, School District General Obligation, Zero Coupon, 8/1/2016 (a)	4,755,000	4,093,722
Foothill, CA, Toll Road Revenue, Eastern Corridor Agency:
Zero Coupon, 1/15/2017 (a)	5,975,000	4,029,181
Zero Coupon, 1/15/2018 (a)	6,250,000	3,947,750
Zero Coupon, 1/15/2025	10,000,000	3,848,900
5.8%, 1/15/2020 (a)	6,500,000	6,682,585
5.875%, 1/15/2026	5,000,000	5,132,100
Fresno, CA, School District General Obligation, Unified School District:
Series C, 5.9%, 2/1/2017 (a)	1,760,000	2,059,323
Series A, 6.4%, 8/1/2016 (a)	2,000,000	2,308,200
Healdsburg, CA, School District General Obligation, Unified School District, Zero Coupon, 7/15/2014 (a)	400,000	366,592
Las Virgenes, CA, School District General Obligation, Unified School District, Series A, Zero Coupon, 11/1/2013 (a)	2,150,000	2,036,695
Long Beach, CA, Port Authority Revenue:
Series A, AMT, 6.0%, 5/15/2017 (a)	1,500,000	1,808,430
Series A, AMT, 6.0%, 5/15/2018 (a)	4,000,000	4,849,320
Los Angeles County, CA, Core City General Obligation Lease, Convention & Exhibition Center Authority, Series A, 6.125%, 8/15/2011 (a)	1,000,000	1,053,240
Los Angeles, CA, Community College District, Election of 2008, Series C, 5.25%, 8/1/2039	3,000,000	3,267,210
Los Angeles, CA, Department of Airports Revenue, Series A, 5.25%, 5/15/2039	5,000,000	5,349,050
Los Angeles, CA, Department of Airports Revenue, Los Angeles International Airport, Series A, 5.0%, 5/15/2040	15,000,000	15,715,800
Los Angeles, CA, Pollution Control Revenue, 6.0%, 6/1/2021 (a)	2,000,000	2,654,640
Los Angeles, CA, Unified School District, Series F, 5.0%, 1/1/2034 (c)	7,540,000	7,926,877
Lucia Mar, CA, School District General Obligation, Series A, Zero Coupon, 8/1/2016 (a)	1,000,000	828,030
Merced, CA, School District General Obligation, High School District:
Series A, Zero Coupon, 8/1/2014 (a)	2,045,000	1,871,829
Series A, Zero Coupon, 8/1/2015 (a)	2,090,000	1,825,427
Series A, Zero Coupon, 8/1/2016 (a)	2,140,000	1,771,984
Modesto, CA, General Obligation Lease, Community Project, Series A, 5.6%, 11/1/2014 (a)	1,370,000	1,527,810
Murrieta Valley, CA, General Obligation, Unified School District:
Series A, Zero Coupon, 9/1/2016 (a)	2,500,000	2,062,750
5.0%, 9/1/2026 (a)	7,155,000	7,818,555
Northern California, Power Agency, Prerefunded, 7.0%, 7/1/2016	210,000	272,675
Palmdale, CA, School District General Obligation, School Building Project, Zero Coupon, 10/1/2019 (a)	1,420,000	983,478
Pittsburg, CA, Redevelopment Agency Tax Allocation, Los Medanos Community Project, Series A, 6.5%, 9/1/2028	10,000,000	11,392,500
Rancho, CA, Water District Financing Authority Revenue:
Series A, 5.0%, 8/1/2027 (a)	14,100,000	14,996,760
Series A, 5.0%, 8/1/2029 (a)	8,400,000	8,825,208
Redwood City, CA, School District General Obligation, Elementary School District, Zero Coupon, 8/1/2017 (a)	1,635,000	1,273,109
Riverside County, CA, Hospital & Healthcare Revenue, Asset Leasing Corp.:
Zero Coupon, 6/1/2015 (a)	1,750,000	1,483,195
Zero Coupon, 6/1/2016 (a)	2,395,000	1,933,771
Sacramento County, CA, Airport Systems Revenue, Series B, 5.75%, 7/1/2039	2,500,000	2,761,500
Sacramento County, CA, Multi-Family Housing Authority Revenue, Sierra Sunrise Senior Apartments, Series D, AMT, 0.31%*, 7/1/2036, Citibank NA (b)	900,000	900,000
Sacramento County, CA, Sales & Special Tax Revenue, Community Facilities District No. 1:
5.5%, 12/1/2010	1,085,000	1,093,376
6.0%, 9/1/2011	850,000	864,433
6.125%, 9/1/2014	605,000	613,168
6.3%, 9/1/2021	1,500,000	1,508,475
Sacramento County, CA, Water Finance Authority Revenue, Water Agency Zones 40 & 41:
Series B, 0.931%**, 6/1/2039 (a)	10,000,000	6,025,600
Series A, 5.0%, 6/1/2026 (a)	11,435,000	12,011,667
Sacramento, CA, Electric Revenue, Municipal Utility District:
Series U, 5.0%, 8/15/2026 (a)	2,615,000	2,903,487
Series U, 5.0%, 8/15/2028 (a)	2,045,000	2,236,310
Series G, 6.5%, 9/1/2013 (a)	980,000	1,048,620
Sacramento, CA, Other General Obligation Lease, City Financing Authority, Series A, 5.4%, 11/1/2020 (a)	5,000,000	5,544,450
Sacramento, CA, Sales & Special Tax Revenue, Finance Authority, Series B, Zero Coupon, 11/1/2016 (a)	2,685,000	2,043,097
Saddleback Valley, CA, Sales & Special Tax Revenue, Unified School District, Public Financing Authority:
Series A, 6.0%, 9/1/2013 (a)	1,000,000	1,139,050
Series A, 6.0%, 9/1/2014 (a)	2,195,000	2,578,203
Series A, 6.0%, 9/1/2015 (a)	1,000,000	1,190,840
San Bernardino, CA, County General Obligation, Medical Center Financing Project, 5.5%, 8/1/2017 (a)	3,560,000	3,738,997
San Bernardino, CA, Other Revenue Lease, Series A, 5.25%, 11/1/2014 (a)	2,330,000	2,460,061
San Bruno Park, CA, School District, General Obligation:
Zero Coupon, 8/1/2017 (a)	1,000,000	811,100
Zero Coupon, 8/1/2019 (a)	1,100,000	797,588
San Diego, CA, Community College District, Election of 2002, 5.25%, 8/1/2033	10,000,000	10,980,500
San Diego, CA, Public Facilities Financing Authority, Sewer Revenue, Series A, 5.25%, 5/15/2039	10,000,000	10,887,700
San Diego, CA, School District General Obligation, Election of 1998, Series B, 6.0%, 7/1/2019 (a)	3,350,000	4,304,984
San Francisco, CA, Bay Area Rapid Transit District, Election of 2004, Series B, 5.0%, 8/1/2027	5,085,000	5,687,217
San Francisco, CA, City & County Airports Commission, International Airport Revenue, Series E, 6.0%, 5/1/2039	15,000,000	16,943,550
San Francisco, CA, City & County Public Utilities Commission, Water Revenue:
Series B, 5.0%, 11/1/2039	12,500,000	13,475,625
Series A, 5.125%, 11/1/2039	10,400,000	11,354,200
San Joaquin Hills, CA, Toll Road Revenue, Transportation Corridor Agency:
Series A, Zero Coupon, 1/15/2015 (a)	12,065,000	9,348,686
Series A, Zero Coupon, 1/15/2016 (a)	3,485,000	2,468,948
Series A, Zero Coupon, 1/15/2017 (a)	3,965,000	2,554,491
Series A, Zero Coupon, 1/15/2018 (a)	2,640,000	1,542,895
Series A, Zero Coupon, 1/15/2019 (a)	3,185,000	1,701,554
San Jose, CA, School District General Obligation, Unified School District, Series A, ETM, Zero Coupon, 8/1/2017 (a)	1,350,000	1,178,010
San Juan, CA, San Juan Project, Series D, ETM, 6.75%, 7/1/2020 (a)	1,410,000	1,758,933
San Leandro, CA, Unified School District, Election of 2006, Convertible Capital Appreciation, Series C, Step-up Coupon, 0% to 8/1/2026, 7.0% to 8/1/2039 (a)	30,000,000	12,017,400
San Mateo County, CA, Joint Powers Financing Authority Lease Revenue, Youth Services Campus, Series A, 5.0%, 7/15/2033	3,500,000	3,607,730
San Ysidro, CA, School District General Obligation, 6.125%, 8/1/2021 (a)	1,400,000	1,526,882
Santa Ana, CA, Other General Obligation, Police Administration & Holding Facility, Series A, 6.25%, 7/1/2024 (a)	2,000,000	2,275,720
Santa Cruz County, CA, County General Obligation Lease, Capital Facilities Project:
5.5%, 9/1/2017 (a)	1,005,000	1,141,851
5.5%, 9/1/2018 (a)	1,060,000	1,208,803
5.6%, 9/1/2019 (a)	1,115,000	1,280,332
5.6%, 9/1/2020 (a)	1,180,000	1,347,737
5.65%, 9/1/2024 (a)	1,445,000	1,621,825
5.65%, 9/1/2025 (a)	1,520,000	1,697,703
5.65%, 9/1/2026 (a)	1,605,000	1,776,093
Santa Margarita/Dana Point, CA, Special Assessment Revenue, Improvement District Authority:
Series B, 7.25%, 8/1/2012 (a)	3,675,000	4,068,923
Series B, 7.25%, 8/1/2013 (a)	3,400,000	3,915,950
Santaluz, CA, Special Tax Bonds, Santaluz Community Facilities District No. 2, Improvement Area No. 1:
6.25%, 9/1/2021	1,985,000	1,995,739
6.375%, 9/1/2030	4,795,000	4,810,728
Southern California, Electric Revenue, Public Power Authority, Transmission Project, Zero Coupon, 7/1/2015	2,000,000	1,777,080
Southern California, Metropolitan Water District:
Series C, 5.0%, 7/1/2031	5,195,000	5,801,308
Series C, 5.0%, 7/1/2035	3,000,000	3,290,250
Southern California, Metropolitan Water District, Waterworks Revenue:
Series B, 0.27%*, 7/1/2028	2,800,000	2,800,000
Series A, 5.75%, 7/1/2021	1,120,000	1,395,968
Series A, ETM, 5.75%, 7/1/2021	880,000	1,066,762
Tahoe Truckee, CA, School District General Obligation, Unified School District Capital Improvement, Series A, Zero Coupon, 8/1/2022 (a)	3,600,000	2,000,412
Temple City, CA, School District General Obligation, Series A, Zero Coupon, 8/1/2015 (a)	1,250,000	1,091,763
Ukiah, CA, School District General Obligation, Unified School District, Zero Coupon, 8/1/2016 (a)	2,000,000	1,656,060
University of California, Regents Medical Center, Pooled Revenue, Series B-1, 0.26%*, 5/15/2032	1,500,000	1,500,000
Walnut, CA, Energy Center Authority Revenue, Series A, 5.0%, 1/1/2040	10,000,000	10,439,000
		724,149,240
New York 0.2%
New York, State Housing Finance Agency Revenue, 100 Maiden Lane Properties, Series A, 0.28%*, 5/15/2037	2,000,000	2,000,000
Puerto Rico 10.8%
Commonwealth of Puerto Rico, Aqueduct & Sewer Authority Revenue, Series A, 6.0%, 7/1/2038	8,000,000	8,679,840
Commonwealth of Puerto Rico, General Obligation, Public Improvement:
Series A, 5.25%, 7/1/2022	2,000,000	2,104,360
Series A, 5.5%, 7/1/2019 (a)	22,650,000	25,706,164
Puerto Rico, Electric Power Authority Revenue:
Series JJ, 5.375%, 7/1/2017 (a)	2,105,000	2,433,527
Series JJ, 5.375%, 7/1/2018 (a)	8,710,000	10,124,417
Puerto Rico, Sales & Special Tax Revenue, Highway & Transportation Authority:
Series Z, 6.0%, 7/1/2018 (a)	7,250,000	8,774,893
Series Z, 6.25%, 7/1/2014 (a)	1,000,000	1,137,050
Series A, 6.25%, 7/1/2016 (a)	750,000	901,973
Puerto Rico, Sales Tax Financing Corp., Sales Tax Revenue:
Series A, 5.375%, 8/1/2039	2,740,000	2,894,262
Series A, 6.5%, 8/1/2044	10,000,000	11,376,500
Puerto Rico, Sales Tax Financing Corp., Sales Tax Revenue, Convertible Capital Appreciation:
Series A, Step-up Coupon, 0% to 8/1/2016, 6.75% to 8/1/2032	10,000,000	8,641,600
Series A, Step-up Coupon, 0% to 8/1/2019, 6.25% to 8/1/2033	3,600,000	2,526,300
Puerto Rico, State General Obligation:
5.5%, 7/1/2015 (a)	3,665,000	4,071,778
5.65%, 7/1/2015 (a)	1,000,000	1,116,070
6.5%, 7/1/2015 (a)	4,000,000	4,612,880
		95,101,614
Virgin Islands 1.0%
Virgin Islands, Public Finance Authority Revenue, Capital Projects, Series A-1, 5.0%, 10/1/2039	875,000	887,085
Virgin Islands, Sales & Special Tax Revenue, Public Finance Authority, Series A, Prerefunded, 6.5%, 10/1/2024	7,500,000	7,613,850
		8,500,935
Total Municipal Bonds and Notes (Cost $765,646,268)		829,751,789

Municipal Inverse Floating Rate Notes (d) 16.3%
California
California, Bay Area Toll Authority, Toll Bridge Revenue, Series F, 5.0%, 4/1/2031 (e)	11,475,000	12,220,739
Trust: California, Bay Area Toll Authority, Toll Bridge Revenue, Series 1962, 144A, 13.324%, 4/1/2031, Leverage Factor at purchase date: 3 to 1
California, Bay Area Toll Authority, Toll Bridge Revenue, Series F, 5.0%, 4/1/2031 (e)	13,870,000	15,232,738
Trust: California, Bay Area Toll Authority, Toll Bridge Revenue, Series 1962-3, 144A, 17.498%, 4/1/2031, Leverage Factor at purchase date: 4 to 1
California, Bay Area Toll Authority, Toll Bridge Revenue, Series F, 5.0%, 4/1/2026 (e)	17,205,000	18,773,941
Trust: California, Bay Area Toll Authority, Toll Bridge Revenue, Series 1962-2, 144A, 17.515%, 4/1/2026, Leverage Factor at purchase date: 4 to 1
California, State Community Center, College District, Election of 2002, Series A, 5.0%, 8/1/2026 (a) (e)	10,630,000	11,605,090
Trust: California, State Community Center, Series 2008-1154, 144A, 9.15%, 8/1/2026, Leverage Factor at purchase date: 2 to 1
California, State Department of Water Resources, Water Revenue, Central Valley Project, Series AE, 5.0%, 12/1/2023 (e)	3,158,944	3,638,236
California, State Department of Water Resources, Water Revenue, Central Valley Project, Series AE, 5.0%, 12/1/2024 (e)	2,257,732	2,600,288
California, State Department of Water Resources, Water Revenue, Central Valley Project, Series AE, 5.0%, 12/1/2025 (e)	1,881,443	2,166,906
Trust: California, State Department of Water Resources, Water Revenue, Series 2705, 144A, 12.518%, 12/1/2023, Leverage Factor at purchase date: 3 to 1
California, University of California Revenues, Series O, 5.25%, 5/15/2039 (e)	10,420,000	11,518,164
Trust: California, University of California Revenues, Series 3368-2, 144A, 18.45%, 5/15/2039, Leverage Factor at purchase date: 4 to 1
California, University of California Revenues, Series O, 5.75%, 5/15/2034 (e)	5,000,000	5,799,000
Trust: California, University of California Revenues, Series 3368, 144A, 20.45%, 5/15/2034, Leverage Factor at purchase date: 4 to 1
Los Angeles, CA, Community College District, Election of 2008, Series A, 6.0%, 8/1/2033 (e)	10,000,000	11,597,000
Trust: Los Angeles, CA, Community College District, Series R-11728, 144A, 26.76%, 8/1/2033, Leverage Factor at purchase date: 5 to 1
Los Angeles, CA, Department of Water & Power Revenue, Series A, 5.0%, 7/1/2039 (e)	10,000,000	10,757,300
Trust: Los Angeles, CA, Department of Water & Power Revenue, Series 3325, 144A, 17.42%, 7/1/2039, Leverage Factor at purchase date: 4 to 1
Los Angeles, CA, Wastewater Systems Revenue, Series A, 5.75%, 6/1/2034 (e)	10,000,000	11,475,500
Trust: Los Angeles, CA, Wastewater Systems Revenue, Series 3371-1, 144A, 20.45%, 6/1/2034, Leverage Factor at purchase date: 4 to 1
San Diego County, CA, Water Authority Revenue, Certificates of Participation, Series 2008-A, 5.0%, 5/1/2027 (a) (e)	2,137,063	2,335,462
San Diego County, CA, Water Authority Revenue, Certificates of Participation, Series 2008-A, 5.0%, 5/1/2028 (a) (e)	1,944,611	2,125,142
Trust: San Diego County, CA, Water Utility Improvements, Certificates of Participation, Series 2008-1104, 144A, 9.153%, 5/1/2027, Leverage Factor at purchase date: 2 to 1
San Francisco, CA, Bay Area Rapid Transit District, Election of 2004, Series B, 5.0%, 8/1/2032 (e)	10,002,999	10,856,726
Trust: San Francisco, CA, General Obligation, Series 3161, 144A, 13.477%, 8/1/2032, Leverage Factor at purchase date: 3 to 1
Santa Clara County, CA, San Jose Unified School District, Election of 2002, Series D, 5.0%, 8/1/2032 (e)	10,000,000	10,732,200
Trust: Santa Clara County, CA, San Jose Unified School District, Series 1158, 144A, 9.15%, 8/1/2032, Leverage Factor at purchase date: 2 to 1
Total Municipal Inverse Floating Rate Notes (Cost $131,258,381)		143,434,432
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $896,904,649)+	110.4	973,186,221
Other Assets and Liabilities, Net	(10.4)	(91,379,776)
Net Assets	100.0	881,806,445
* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of August 31, 2010.
** These securities are shown at their current rate as of August 31, 2010. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.
+ The cost for federal income tax purposes was $895,784,772. At August 31, 2010, net unrealized appreciation for all securities based on tax cost was $77,401,449. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $85,907,126 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $8,505,677.
(a) Bond is insured by one of these companies:
Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group, Inc.	2.9
Assured Guaranty Corp.	1.7
Assured Guaranty Municipal Corp.	6.5
Financial Guaranty Insurance Co.	7.9
National Public Finance Guarantee Corp.	19.7
Radian Asset Assurance, Inc.	1.7
XL Capital Assurance, Inc.	1.3

Many insurers who have traditionally guaranteed payment of municipal issues have been downgraded by the major rating agencies.

(b) Security incorporates a letter of credit from the bank listed.
(c) At August 31, 2010, this security has been pledged, in whole or in part, as collateral for open interest rate swaps.
(d) Securities represent the underlying municipal obligations of inverse floating rate obligations held by the Fund.
(e) Security forms part of the below tender option bond trust. Principal Amount and Value shown take into account the leverage factor.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

At August 31, 2010, open interest rate swap contracts were as follows:

Effective/ Expiration Date	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Depreciation ($)
1/11/2011 1/11/2016	25,000,000[1]	Fixed — 3.787%	Floating — LIBOR	(2,435,580)	—	(2,435,580)
1/12/2011 1/12/2016	25,000,000[2]	Fixed — 3.796%	Floating — LIBOR	(2,444,455)	—	(2,444,455)
6/2/2010 6/2/2029	10,500,000[2]	Fixed — 4.446%	Floating — LIBOR	(2,343,649)	—	(2,343,649)
7/14/2010 7/14/2029	15,100,000[1]	Fixed — 4.133%	Floating — LIBOR	(2,597,507)	—	(2,597,507)
2/7/2011 2/7/2030	10,500,000[2]	Fixed — 4.692%	Floating — LIBOR	(2,465,092)	—	(2,465,092)
Total net unrealized depreciation on interest rate swaps						(12,286,283)
Counterparties: [1] JPMorgan Chase Securities, Inc. [2] Citigroup Global Markets, Inc.

LIBOR: London InterBank Offered Rate.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Municipal Bonds and Notes (f)	$ —	$ 973,186,221	$ —	$ 973,186,221
Total	$ —	$ 973,186,221	$ —	$ 973,186,221
Liabilities
Derivatives (g)	$ —	$ (12,286,283)	$ —	$ (12,286,283)
Total	$ —	$ (12,286,283)	$ —	$ (12,286,283)

There have been no transfers in and out of Level 1 and Level 2 fair value measurements during the period ended August 31, 2010.

(f) See Investment Portfolio for additional detailed categorizations.
(g) Derivatives include unrealized appreciation (depreciation) on interest rate swap contracts.

For information on the Fund's policy and additional disclosures regarding interest rate swaps, please refer to the Derivatives section of Note A in the accompanying Notes to Financial Statements.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:

Municipal Bonds and Notes
Balance as of August 31, 2009	$ 804,324
Net realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Amortization premium/discount	—
Net purchases (sales)	—
Net transfers in (out) of Level 3	(804,324) (h)
Balance as of August 31, 2010	$ —
Net change in unrealized appreciation (depreciation) from investments still held as of August 31, 2010	$ —

Transfers between price levels are recognized at the beginning of the reporting period.

(h) This investment was transferred from Level 3 to Level 2 because an unobservable market input previously used to fair value this investment, no longer applies.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of August 31, 2010
Assets
Investments in securities, at value (cost $896,904,649)	$ 973,186,221
Cash	170,165
Receivable for investments sold	785,000
Receivable for Fund shares sold	982,087
Interest receivable	11,146,760
Due from Advisor	46,604
Other assets	30,400
Total assets	986,347,237
Liabilities
Payable for floating rate notes issued	89,282,792
Distributions payable	617,890
Payable for Fund shares redeemed	1,369,984
Unrealized depreciation on open interest rate swap contracts	12,286,283
Accrued management fee	337,298
Other accrued expenses and payables	646,545
Total liabilities	104,540,792
Net assets, at value	$ 881,806,445
Net Assets Consist of
Undistributed net investment income	804,758
Net unrealized appreciation (depreciation) on: Investments	76,281,572
Interest rate swap contracts	(12,286,283)
Accumulated net realized gain (loss)	16,831
Paid-in capital	816,989,567
Net assets, at value	$ 881,806,445

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2010 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($482,129,034 ÷ 64,547,303 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 7.47
Maximum offering price per share (100 ÷ 97.25 of $7.47)	$ 7.68

Class B

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($1,104,093 ÷ 147,511 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)
$ 7.48

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($27,482,683 ÷ 3,702,825 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)
$ 7.42
Class S Net Asset Value, offering and redemption price per share ($371,090,635 ÷ 49,768,117 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 7.46

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended August 31, 2010
Investment Income
Income: Interest	$ 44,954,918
Expenses: Management fee	3,480,077
Administration fee	810,733
Distribution and service fees	1,197,018
Services to shareholders	683,652
Custodian fee	27,692
Professional fees	112,524
Trustees' fees and expenses	22,824
Reports to shareholders	36,310
Registration fees	56,423
Interest expense and fees on floating rate notes issued	722,558
Other	53,669
Total expenses before expense reductions	7,203,480
Expense reductions	(178,416)
Total expenses after expense reductions	7,025,064
Net investment income	37,929,854
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	2,196,742
Interest rate swap contracts	1,673,088
3,869,830
Change in net unrealized appreciation (depreciation) on: Investments	50,034,717
Interest rate swap contracts	(13,541,609)
36,493,108
Net gain (loss)	40,362,938
Net increase (decrease) in net assets resulting from operations	$ 78,292,792

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows

for the year ended August 31, 2010
Increase (Decrease) in Cash: Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations	$ 78,292,792
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities: Purchases of long-term investments	(369,647,342)
Net amortization/accretion of premium (discount)	(5,496,631)
Proceeds from sales and maturities of long-term investments	286,766,624
(Increase) decrease in interest receivable	(1,658,473)
(Increase) decrease in other assets	11,042
(Increase) decrease in receivable for investments sold	(345,000)
Increase (decrease) in payable for investments purchased	(12,004,452)
Increase (decrease) in other accrued expenses and payables	162,139
Change in net unrealized (appreciation) depreciation on investments	(50,034,717)
Change in net unrealized (appreciation) depreciation on interest rate swap contracts	13,541,609
Net realized (gain) loss from investments	(2,196,742)
Cash provided (used) by operating activities	(62,609,151)
Cash Flows from Financing Activities
Increase from regulatory settlements (see Note F)	101,973
Proceeds from shares sold	195,108,566
Cost of shares redeemed	(118,072,010)
Distributions paid (net of reinvestment of distributions)	(14,395,711)
Cash provided (used) for financing activities	62,742,818
Increase (decrease) in cash	133,667
Cash at beginning of period	36,498
Cash at end of period	$ 170,165
Supplemental Disclosure of Non-Cash Financing Activities:
Reinvestment of distributions	$ 23,000,830
Interest expense and fees on floating rate notes issued	$ (722,558)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended August 31,
	2010	2009
Operations: Net investment income	$ 37,929,854	$ 34,186,611
Net realized gain (loss)	3,869,830	(3,239,825)
Change in net unrealized appreciation (depreciation)	36,493,108	(4,154,915)
Net increase (decrease) in net assets resulting from operations	78,292,792	26,791,871
Distributions to shareholders from: Net investment income: Class A	(21,185,126)	(20,494,010)
Class B	(50,912)	(66,134)
Class C	(774,022)	(457,406)
Class S	(15,458,076)	(12,300,205)
Net realized gains: Class A	—	(6,100,550)
Class B	—	(25,353)
Class C	—	(157,722)
Class S	—	(3,646,311)
Total distributions	(37,468,136)	(43,247,691)
Fund share transactions: Proceeds from shares sold	194,210,518	166,319,293
Reinvestment of distributions	23,000,830	27,294,802
Cost of shares redeemed	(118,936,356)	(190,712,477)
Net increase (decrease) in net assets from Fund share transactions	98,274,992	2,901,618
Increase from regulatory settlements (see Note F)	101,973	—
Increase (decrease) in net assets	139,201,621	(13,554,202)
Net assets at beginning of period	742,604,824	756,159,026
Net assets at end of period (including undistributed net investment income of $804,758 and $681,444, respectively)	$ 881,806,445	$ 742,604,824

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended August 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 7.10	$ 7.24	$ 7.35	$ 7.53	$ 7.61
Income (loss) from investment operations: Net investment income[a]	.34	.33	.31	.31	.32
Net realized and unrealized gain (loss)	.36	(.06)	(.09)	(.18)	(.08)
Total from investment operations	.70	.27	.22	.13	.24
Less distributions from: Net investment income	(.33)	(.32)	(.31)	(.31)	(.32)
Net realized gains	—	(.09)	(.02)	(.00)*	—
Total distributions	(.33)	(.41)	(.33)	(.31)	(.32)
Net asset value, end of period	$ 7.47	$ 7.10	$ 7.24	$ 7.35	$ 7.53
Total Return (%)[b]	10.12	4.19	3.09[c]	1.71	3.27
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	482	448	498	612	613
Ratio of expenses before expense reductions (including interest expense) (%)[d]	.91	1.00	1.35	1.31	1.32
Ratio of expenses after expense reductions (including interest expense) (%)[d]	.91	1.00	1.34	1.31	1.32
Ratio of expenses after expense reductions (excluding interest expense) (%)	.82	.82	.85	.83	.83
Ratio of net investment income (%)	4.63	4.77	4.29	4.14	4.30
Portfolio turnover rate (%)	32	77	56	37	32
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

Class B Years Ended August 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 7.12	$ 7.25	$ 7.37	$ 7.54	$ 7.62
Income (loss) from investment operations: Net investment income[a]	.28	.27	.26	.26	.27
Net realized and unrealized gain (loss)	.35	(.05)	(.10)	(.18)	(.08)
Total from investment operations	.63	.22	.16	.08	.19
Less distributions from: Net investment income	(.27)	(.26)	(.26)	(.25)	(.27)
Net realized gains	—	(.09)	(.02)	(.00)*	—
Total distributions	(.27)	(.35)	(.28)	(.25)	(.27)
Net asset value, end of period	$ 7.48	$ 7.12	$ 7.25	$ 7.37	$ 7.54
Total Return (%)[b,c]	9.05	3.52	2.14	1.10	2.57
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1	3	5	8
Ratio of expenses before expense reductions (including interest expense) (%)[d]	1.76	1.85	2.15	2.11	2.20
Ratio of expenses after expense reductions (including interest expense) (%)[d]	1.74	1.80	2.12	2.04	2.00
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.65	1.62	1.63	1.57	1.51
Ratio of net investment income (%)	3.80	3.97	3.51	3.40	3.61
Portfolio turnover rate (%)	32	77	56	37	32
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

Class C Years Ended August 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 7.06	$ 7.19	$ 7.31	$ 7.48	$ 7.56
Income (loss) from investment operations: Net investment income[a]	.28	.27	.26	.26	.26
Net realized and unrealized gain (loss)	.35	(.05)	(.11)	(.18)	(.08)
Total from investment operations	.63	.22	.15	.08	.18
Less distributions from: Net investment income	(.27)	(.26)	(.25)	(.25)	(.26)
Net realized gain	—	(.09)	(.02)	(.00)*	—
Total distributions	(.27)	(.35)	(.27)	(.25)	(.26)
Net asset value, end of period	$ 7.42	$ 7.06	$ 7.19	$ 7.31	$ 7.48
Total Return (%)[b,c]	9.15	3.53	2.15	1.05	2.52
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	27	15	11	9	9
Ratio of expenses before expense reductions (including interest expense) (%)[d]	1.72	1.82	2.13	2.09	2.12
Ratio of expenses after expense reductions (including interest expense) (%)[d]	1.72	1.80	2.12	2.09	2.04
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.63	1.62	1.63	1.61	1.55
Ratio of net investment income (%)	3.83	3.97	3.51	3.35	3.57
Portfolio turnover rate (%)	32	77	56	37	32
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

Class S Years Ended August 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 7.09	$ 7.22	$ 7.34	$ 7.52	$ 7.59
Income (loss) from investment operations: Net investment income[a]	.35	.34	.33	.33	.33
Net realized and unrealized gain (loss)	.36	(.05)	(.10)	(.19)	(.06)
Total from investment operations	.71	.29	.23	.14	.27
Less distributions from: Net investment income	(.34)	(.33)	(.33)	(.32)	(.34)
Net realized gains	—	(.09)	(.02)	(.00)*	—
Total distributions	(.34)	(.42)	(.35)	(.32)	(.34)
Net asset value, end of period	$ 7.46	$ 7.09	$ 7.22	$ 7.34	$ 7.52
Total Return (%)	10.32[b]	4.55[b]	3.17[b]	1.92	3.63
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	371	279	244	233	251
Ratio of expenses before expense reductions (including interest expense) (%)[c]	.80	.88	1.15	1.10	1.10
Ratio of expenses after expense reductions (including interest expense) (%)[c]	.75	.80	1.12	1.10	1.10
Ratio of expenses after expense reductions (excluding interest expense) (%)	.66	.62	.63	.62	.61
Ratio of net investment income (loss) (%)	4.80	4.97	4.51	4.35	4.51
Portfolio turnover rate (%)	32	77	56	37	32
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS California Tax-Free Income Fund (the "Fund") is a non-diversified series of DWS State Tax-Free Income Series (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Municipal debt securities are valued by independent pricing services approved by the Fund's Board, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's or issuer's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Inverse Floaters. Inverse floating rate notes are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of instrument involve special risks as compared to investments in a fixed rate municipal security. The debt instrument in which the Fund may invest is a tender option bond trust (the "trust") which can be established by the Fund, a financial institution, or a broker consisting of underlying municipal obligations with intermediate to long maturities and a fixed interest rate ("underlying bond"). Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. The Fund may enter into shortfall and forbearance agreements by which the Fund agrees to reimburse the trust, in certain circumstances, for the difference between the liquidation value of the fixed rate municipal security held by the trust and the liquidation value of the floating rate notes. Certain inverse floating rate securities held by the Fund have been created with bonds purchased by the Fund and subsequently transferred to the trust. These transactions are considered a form of financing for accounting purposes. As a result, the Fund includes the underlying bond in its investment portfolio and a corresponding liability in the statement of assets and liabilities equal to the floating rate note issued. When a trust is terminated and/or collapsed by either party, the related fixed rate securities held by the trust are delivered back to the Fund where they are either held or sold, and the related liability of the floating rate note issued is adjusted. The Fund does not consider the Fund's investment in inverse floaters borrowing within the meaning of the Investment Company Act of 1940. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Moreover, since these securities are in a trust form, a sale may take longer to settle than the standard two days after the trade date.

The weighted average outstanding daily balance of the floating rate notes issued during the year ended August 31, 2010, was approximately $89,283,000, with a weighted average interest rate of 0.81%.

Derivatives. Authoritative accounting guidance requires that disclosures about the Fund's derivative and hedging activities and derivatives accounted for as hedging instruments must be disclosed separately from derivatives that do not qualify for hedge accounting. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the Fund's derivatives are not accounted for as hedging instruments. As such, even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund's derivatives are not considered to be hedging instruments. The disclosure below is presented in accordance with authoritative accounting guidance.

Interest Rate Swap Contracts. The value of the Fund's underlying bond investments are subject to interest rate risk. As interest rates increase, the value of the Fund's fixed rate bonds may fall. The longer the duration of the fund's securities, the more sensitive the Fund will be to interest rate changes. To help mitigate this interest rate risk, the Fund invests in interest rate swap contracts to reduce the duration of the investment portfolio. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The payment obligations are based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the interest rate swap contract, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. The Fund generally intends, but is not obligated, to terminate its interest rate swaps before the effective date. Payments received or made are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by a Board approved pricing vendor and the change in value is recorded as unrealized appreciation or depreciation.

A summary of the open interest rate swaps as of August 31, 2010, is included in a table following the Fund's Investment Portfolio. For the year ended August 31, 2010, the Fund invested in interest rate swap contracts with a total notional amount generally indicative of a range from approximately $38,100,000 to $86,100,000.

The following table summarizes the value of the Fund's derivative instruments held as of August 31, 2010, and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Liability Derivatives	Swap Contracts
Interest Rate Contracts (a)	$ (12,286,283)

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Unrealized depreciation on open interest rate swap contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended August 31, 2010, and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Swap Contracts
Interest Rate Contracts (a)	$ 1,673,088

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from interest rate swap contracts
Change in Net Unrealized Appreciation (Depreciation)	Swap Contracts
Interest Rate Contracts (a)	$ (13,541,609)

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on interest rate swap contracts

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders.

During the year ended August 31, 2010, the Fund utilized $3,230,000 of prior year capital loss carryforward.

The Fund has reviewed the tax positions for the open tax years as of August 31, 2010 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2010, the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed tax-exempt income	$ 1,422,648
Net unrealized appreciation on investments	$ 77,401,449

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Years Ended August 31,
	2010	2009
Distributions from tax-exempt income	$ 37,317,379	$ 33,049,110
Distributions from ordinary income*	$ 150,757	$ 316,322
Distributions from long-term capital gains	$ —	$ 9,882,259
* For tax purposes, short-term capital gains distributions are considered taxable income distributions.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the Funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position at the Fund's custodian bank at August 31, 2010.

B. Purchases and Sales of Securities

During the year ended August 31, 2010, purchases and sales of investment securities (excluding short-term investments) aggregated $369,647,342 and $286,766,624, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement, the Fund pays a monthly management fee, computed and accrued daily and payable monthly at the following annual rates:

First $250 million of the Fund's average daily net assets	.45%
Next $750 million of such net assets	.42%
Next $1.5 billion of such net assets	.40%
Next $2.5 billion of such net assets	.38%
Next $2.5 billion of such net assets	.35%
Next $2.5 billion of such net assets	.33%
Next $2.5 billion of such net assets	.31%
Over $12.5 billion of such net assets	.30%

Accordingly, for the year ended August 31, 2010, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.43% of the Fund's average daily net assets.

For the period from September 1, 2009 through September 30, 2009, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class B	1.62%
Class C	1.62%
Class S	.62%

For the period from October 1, 2009 through November 30, 2010, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class B	1.66%
Class C	1.66%
Class S	.66%

For the year ended August 31, 2010, the Advisor agreed to reimburse the Fund $85,765 of sub-recordkeeping expenses for Class S shares.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended August 31, 2010, the Administration Fee was $810,733, of which $73,834 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended August 31, 2010, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at August 31, 2010
Class A	$ 94,893	$ —	$ 23,977
Class B	1,085	268	178
Class C	2,886	193	773
Class S	92,190	92,190	—
	$ 191,054	$ 92,651	$ 24,928

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares, respectively. For the year ended August 31, 2010, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2010
Class B	$ 10,189	$ 858
Class C	154,009	16,553
	$ 164,198	$ 17,411

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2010, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at August 31, 2010	Annual Effective Rate
Class A	$ 978,715	$ 270,218.21%
Class B	3,183	584.23%
Class C	50,922	13,428.25%
	$ 1,032,820	$ 284,230

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2010, aggregated $58,830.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended August 31, 2010, the CDSC for Class B and Class C shares aggregated $1,330 and $4,354, respectively. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A. For the year ended August 31, 2010, DIDI received $7,572 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended August 31, 2010, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $21,551, of which $7,273 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specific amounts for various committee services and for the Board Chairperson.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2010		Year Ended August 31, 2009
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	7,649,277	$ 55,593,327	4,600,277	$ 31,623,678
Class B	30,448	221,113	37,170	258,659
Class C	1,921,956	13,883,298	996,206	6,789,221
Class S	17,170,318	124,512,780	18,806,848	127,647,735
		$ 194,210,518		$ 166,319,293
Shares issued to shareholders in reinvestment of distributions
Class A	2,071,175	$ 15,055,575	2,672,894	$ 18,107,566
Class B	4,756	34,622	8,262	55,900
Class C	70,175	507,320	55,189	371,335
Class S	1,019,738	7,403,313	1,295,014	8,760,001
		$ 23,000,830		$ 27,294,802
Shares redeemed
Class A	(8,230,368)	$ (59,791,286)	(13,036,816)	$ (88,339,662)
Class B	(81,811)	(594,688)	(251,973)	(1,723,477)
Class C	(361,919)	(2,605,571)	(549,808)	(3,630,756)
Class S	(7,720,181)	(55,944,811)	(14,588,082)	(97,018,582)
		$ (118,936,356)		$ (190,712,477)
Net increase (decrease)
Class A	1,490,084	$ 10,857,616	(5,763,645)	$ (38,608,418)
Class B	(46,607)	(338,953)	(206,541)	(1,408,918)
Class C	1,630,212	11,785,047	501,587	3,529,800
Class S	10,469,875	75,971,282	5,513,780	39,389,154
		$ 98,274,992		$ 2,901,618

F. Regulatory Settlements

On December 21, 2006, the Advisor settled proceedings with the SEC and the New York Attorney General regarding alleged improper trading of fund shares. In accordance with the distribution plan, developed by a distribution consultant, settlement proceeds were distributed to shareholders of the Fund, and any unclaimed proceeds were then distributed to the Fund in the amount of $101,973. The payment is included in "Increase from regulatory settlements" on the Statement of Changes in Net Assets. The amount of the payment was 0.01% of the Fund's average net assets.

G. Review for Subsequent Events

Management has evaluated the events and transactions subsequent to year end through the date the financial statements were available to be issued, and has determined that there were no material events that would require disclosure in the Fund's financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS State Tax-Free Income Series and Shareholders of DWS California Tax-Free Income Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of DWS California Tax-Free Income Fund (the "Fund"), a series of DWS State Tax-Free Income Series, as of August 31, 2010, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principals used and significant estimates made by management, and evaluating the overall financial statement presentation, Our procedures included confirmation of securities owned as of August 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS California Tax-Free Income Fund at August 31, 2010, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.s

Boston, Massachusetts October 26, 2010

Tax Information (Unaudited)

Of the dividends paid from net investment income of the Fund for the taxable year ended August 31, 2010, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 9, 2009, As Revised November 20, 2009

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2009, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007 and 2008.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and serve in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 124 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of August 31, 2010. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, education committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	123
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	123
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Lead Director, Becton Dickinson and Company[3] (medical technology company); Lead Director, Belo Corporation[3] (media company); Public Radio International; Public Radio Exchange (PRX); The PBS Foundation. Former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	123
Dawn-Marie Driscoll (1946) Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		123
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Box Top Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	123
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	123
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	123
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	123
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.[2] (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[2] (January 2007-June 2007)
		123
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989-September 2003)	123
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	123
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	126
Interested Board Member and Officer[4]
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1,5]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Ingo Gefeke[7] (1967) Board Member since 2010 Executive Vice President since 2010	Managing Director[3], Deutsche Asset Management; Global Head of Distribution and Product Management, DWS Global Head of Trading and Securities Lending. Member of the Board of Directors of DWS Investment GmbH Frankfurt (since July 2009) and DWS Holding & Service GmbH Frankfurt (since January 2010); formerly, Global Chief Administrative Officer, Deutsche Asset Management (2004-2009); Global Chief Operating Officer, Global Transaction Banking, Deutsche Bank AG, New York (2001-2004); Chief Operating Officer, Global Banking Division Americas, Deutsche Bank AG, New York (1999-2001); Central Management, Global Banking Services, Deutsche Bank AG, Frankfurt (1998-1999); Relationship Management, Deutsche Bank AG, Tokyo, Japan (1997-1998)
56
Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[6] (1965) President, 2006-present	Managing Director[3], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[8] (1962) Vice President and Secretary, 1999-present	Director[3], Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[8] (1962) Chief Legal Officer, April 2010-present	Managing Director[3], Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin[9] (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca[8] (1957) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[8] (1967) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[8] (1966) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management
John Caruso[10] (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director[3], Deutsche Asset Management
Robert Kloby[9] (1962) Chief Compliance Officer, 2006-present	Managing Director[3], Deutsche Asset Management
1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
3 Executive title, not a board directorship.
4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
6 Address: 100 Plaza One, Jersey City, NJ 07311.
7 The mailing address of Mr. Gefeke is 345 Park Avenue, New York, New York 10154. In addition, Mr. Gefeke is an interested Board Member of certain DWS funds by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Gefeke receives no compensation from the fund.
8 Address: One Beacon Street, Boston, MA 02108.
9 Address: 280 Park Avenue, New York, New York 10017.
10 Address: 60 Wall Street, New York, New York 10005.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B and C:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S
Nasdaq Symbol	KCTAX	KCTBX	KCTCX	SDCSX
CUSIP Number	23337H 108	23337H 207	23337H 306	23337H 405
Fund Number	9	209	309	2409

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS CALIFORNIA TAX-FREE INCOME FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2010	$65,139	$0	$11,371	$0
2009	$59,613	$0	$8,130	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2010	$0	$307,930	$0
2009	$0	$420,000	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2010	$11,371	$307,930	$503,859	$823,160
2009	$8,130	$420,000	$719,000	$1,147,130

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the Fund.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2009 and 2010 financial statements, the Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***

E&Y advised the Fund’s Audit Committee that E&Y had identified three matters that it determined to be inconsistent with the SEC’s auditor independence rules.

First, E&Y advised the Fund’s Audit Committee that, in 2007 and 2008, Deutsche Bank AG (“DB”) provided standard overdraft protection on a depository account to the E&Y member firm in India (“E&Y India”). DB is within the “Investment Company Complex” (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund. E&Y advised the Audit Committee that E&Y India utilized this arrangement twice in 2007; therefore, the arrangement constituted a lending type arrangement in violation of Rule 2-01(c)(1)(ii)(A) of Regulation S-X as described above. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the arrangement did not create a mutual or conflicting interest between E&Y and the Fund and that the arrangement did not involve the Fund, but rather affiliates of the Fund in the Investment Company Complex. E&Y informed the Audit Committee that E&Y India has cancelled the overdraft arrangement.

Second, E&Y advised the Fund’s Audit Committee that, in 2008, an E&Y professional purchased interests in a fund sponsored by a subsidiary of Deutsche Bank AG that is not audited by E&Y. Subsequent to the purchase, the E&Y professional became a Covered Person (as defined by SEC rules) of the Fund as a result of providing non-audit services to a DB entity within the Investment Company Complex. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the E&Y professional did not have any financial interest in the Fund and was not involved with the provision of audit services to the Fund. E&Y informed the Audit Committee that the E&Y professional no longer provides any services to any entity within the Investment Company Complex and is no longer deemed to be a Covered Person with respect to the Fund.

Finally, E&Y advised the Fund’s Audit Committee that, in 2008, an E&Y professional whose spouse owned interests in two DWS Funds that are not audited by E&Y, became a Covered Person of the Fund as a result of providing attest services to a DB entity within the Investment Company Complex. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the E&Y professional did not have any financial interest in the Fund and was not involved with the provision of audit services to the Fund. E&Y informed the Audit Committee that the E&Y professional no longer provides any services to any entity within the Investment Company Complex and is no longer deemed to be a Covered Person with respect to the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS California Tax-Free Income Fund, a series of DWS State Tax-Free Income Series

By:	/s/Michael G. Clark Michael G. Clark President

Date:	October 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	October 29, 2010

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	October 29, 2010